UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2005

HUNTSMAN INTERNATIONAL LLC
(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah		84108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code:  (801) 584-5700

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is filed to amend the Current Report on Form 8-K filed on August 22, 2005 (the “August 22 8-K”) by Huntsman International LLC (“we”, “us”, “our” or “Huntsman”) to include the historical and pro forma financial information referred to in Item  9.01 below.  The information provided below is supplemental to, and does not replace or render ineffective any of the information provided in, the August 22 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The historical financial statements of Huntsman HLLC (“HLLC”) required in connection with the merger on August 16, 2005 of HLLC with and into us (the “Merger”) are included in Exhibit 99.1 of this Form 8-K/A.

(b)           Pro forma financial information.

The pro forma financial statements required in connection with the Merger are included in Exhibit 99.2 of this Form 8-K/A.

(c)           Exhibits.

2.1**      Agreement and Plan of Merger dated August 16, 2005 relating to the Merger.

4.1**      Supplemental Indenture dated August 16, 2005 to Indenture dated as of June 30, 1999, as amended, among the Company, the guarantors named therein, and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee, relating to the Company’s dollar and euro denominated 10 1/8% senior subordinated notes due 2009.

4.2**      Supplemental Indenture dated August 16, 2005 to Indenture dated as of March 13, 2001, as amended, among the Company, the guarantors named therein, and The Bank of New York, as trustee, relating to the Company’s euro denominated 10 1/8% senior subordinated notes due 2009.

4.3**      Supplemental Indenture dated August 16, 2005 to Indenture dated as of March 21, 2002 among the Company, the guarantors named therein, and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee,  relating to the Company’s 9 7/8% senior notes due 2009.

4.4**      Supplemental Indenture dated August 16, 2005 to Indenture dated as of December 17, 2004 among the Company, the guarantors named therein, and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee, relating to the Company’s dollar denominated 7 3/8% senior subordinated notes due 2015 and euro denominated 7 ½% senior subordinated notes due 2015.

4.5           Indenture dated September 30, 2003 among HLLC, the guarantors named therein, and HSBC Bank USA, National Association, as trustee, relating to the Company’s 11 5/8% senior secured notes due 2010, originally issued by HLLC (incorporated by reference to Exhibit 4.36 to HLLC’s registration statement on Form S-4 (File No. 333-112279)).

4.6           Supplemental Indenture dated July 13, 2005 to Indenture dated September 30, 2003 among HLLC, the guarantors named therein and HSBC Bank USA, National Association, as trustee, relating to the Company’s 11 5/8% senior secured notes due 2010, originally issued by HLLC (incorporated by reference to Exhibit 4.2 to the current report on Form 8-K of HLLC filed July 15, 2005).

4.7**      Supplemental Indenture dated August 16, 2005 to Indenture dated September 30, 2003 among the Company, the guarantors named therein and HSBC Bank USA, National Association, as trustee, relating to the Company’s 11 5/8% senior secured notes due 2010, originally issued by HLLC.

4.8           Indenture dated June 22, 2004 among HLLC, the guarantors named therein, and HSBC Bank USA, National Association, as trustee, relating to the 11 1/2% senior notes due 2012 and senior floating rate notes due 2011, originally issued by HLLC (incorporated by reference to Exhibit 4.1 to the quarterly report on Form 10-Q of HI for the quarter ended June 30, 2004).

4.9           Supplemental Indenture dated July 11, 2005 to Indenture dated June 22, 2004 among HLLC, the guarantors named therein and HSBC Bank USA, National Association, as trustee, relating to the Company’s 11 1/2% senior notes due 2012 and senior floating rate notes due 2011 (incorporated by reference to Exhibit 4.1 to the current report on Form 8-K of HLLC filed July 15, 2005).

4.10**    Supplemental Indenture dated August 16, 2005 to Indenture dated June 22, 2004 among the Company, the guarantors named therein and HSBC Bank USA, National Association, as trustee, relating to the Company’s 11 1/2% senior notes due 2012 and senior floating rate notes due 2011, originally issued by HLLC.

10.1**    Credit Agreement dated August 16, 2005 among the Company, Deutsche Bank AG New York Branch as Administrative Agent and the other financial institutions named therein.

10.2**    Intercreditor Agreement dated August 16, 2005 among Deutsche Bank AG New York Branch as collateral agent and administrative agent under the above referenced credit agreement, and HSBC Bank USA, National Association as trustee under the indenture governing the Company’s 11 5/8% senior secured notes.

10.3**    Collateral Security Agreement dated August 16, 2005 among the Company, Deutsche Bank AG New York Branch and other financial institutions named therein.

10.4**    Second Amendment to Amended and Restated Pooling Agreement dated August 16, 2005 among Huntsman Receivables France LLC, Huntsman (Europe), BUBA and J.P. Morgan Bank.

10.5**    Fourth Amendment to 2000-1 Supplement dated August 16, 2005 among Huntsman Receivables France LLC, Huntsman (Europe), BUBA and J.P. Morgan (Ireland) Plc.

99.1*       Historical Financial Statements of Huntsman LLC

99.2*       Pro forma Financial Statements

*              Filed herewith.

**           Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2005	HUNTSMAN INTERNATIONAL LLC

	By:	/s/ Sean Douglas
	Name:	Sean Douglas
	Title:	Vice President and Treasurer